CONSTELLATION FUNDS

Constellation HLAM Large Cap Quality Growth Fund
Constellation HLAM Large Cap Value Fund

Supplement dated March 8, 2005
to the Prospectus dated January 31, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.      Constellation HLAM Large Cap Quality Fund

The Constellation HLAM Large Cap Quality Growth Fund (the “Fund”) invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-adviser, Hilliard Lyons Asset Management believes to have long-term capital appreciation possibilities.

While this policy is currently described as a non-fundamental policy, the Fund wishes to convert it to a fundamental policy. Accordingly, the second sentence of the Principal Investment Strategy section is revised to read as follows:

“This strategy is a fundamental policy that can be only changed with the approval of shareholders.”

2.      Constellation HLAM Large Cap Value Fund

M. Colin Hudson no longer serves as a portfolio manager to the Constellation HLAM Large Cap Value Fund (the “Fund”). Andrew W. Means and Donald L. Ashfal continue to serve as portfolio managers to the Fund and all references to Mr. Hudson in the prospectus are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

You may obtain additional information about these changes by calling the Fund’s investment adviser, Constellation Investment Management Company, LP, at 1-866-242-5742.